Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Prashant Patel, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of TRxADE HEALTH, INC. on Form 10-K for the fiscal year ended December 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of TRxADE HEALTH, INC. at the dates and for the periods indicated.

Dated: March 27, 2023

/s/ Prashant Patel
Prashant Patel
Chief Financial Officer
(Principal Financial/Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to TRxADE HEALTH, INC. and will be retained by TRxADE HEALTH, INC. and furnished to the Securities and Exchange Commission or its staff upon request.